UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 23, 2006

Longs Drug Stores Corporation

(Exact name of registrant as specified in its charter)

Maryland	1-8978	68-0048627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 North Civic Drive, Walnut Creek, California	94596
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (925) 937-1170

Inapplicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification of Rights of Security Holders.

At the Company’s annual meeting of stockholders held on May 23, 2006 the Company’s stockholders approved amendments to the Company’s Articles of Restatement and Amended By-Laws that will remove the classification of the Company’s Board of Directors. The amendments provide that beginning with the annual meeting of stockholders in 2007, and at each succeeding annual meeting of stockholders thereafter, successors to the class of directors whose term expires at that annual meeting will be elected for a one-year term. Those directors that were elected at the 2005 and 2006 annual meetings, other than Lisa M. Harper, will continue to serve the three-year terms for which they were elected, expiring at the annual stockholders’ meetings in 2008 and 2009, respectively. Ms. Harper was elected for a one-year term expiring in 2007. Following the annual meeting in 2009 the Company’s board of directors will no longer be divided into classes.

The amendments also eliminate the supermajority stockholder vote requirement for reinstating a classified board by changing the stockholder vote threshold from a two-thirds vote of the outstanding shares of common stock to a majority of the outstanding shares of the Company’s common stock.

The text of the amended sections of the Company’s Articles of Restatement and the Amended Bylaws are attached as Exhibits 3.1 and 3.2 and are incorporated herein by reference. This foregoing description of the amendments is not intended to be complete and is qualified in its entirety by reference to the full text of the amendments.

Item 5.02	Departure of Directors or Principle Officers; Election of Directors; Appointment of Principle Officers.

Donald L. Sorby retired from the Company’s Board of Directors as of May 23, 2006, the date of the 2006 annual meeting, pursuant to the Company’s corporate governance guidelines with respect to retirement at age 72.

Item 7.01.	Regulation FD Disclosure.

On May 23, 2006, the Company issued a news release announcing a cash dividend and preliminary proxy results from its 2006 Annual Meeting of Stockholders. The full text of the news release is furnished as an exhibit hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(a	)	Not applicable.

(b	)	Not applicable.

(c	)	Not applicable.

(d	)	Exhibits.

The following exhibits are attached hereto:

3.1	Text of the amended Articles Ninth and Tenth(7) of the Company’s Articles of Restatement.

3.2	Text of the amended Section 2.02 of the Company’s Amended Bylaws.

99.1	News Release dated May 23, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGS DRUG STORES CORPORATION

Dated: May 23, 2006	By:	/s/ William J. Rainey
William J. Rainey
		Its:	Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Text of the amended Articles Ninth and Tenth(7) of the Company’s Articles of Restatement.

3.2	Text of the amended Section 2.02 of the Company’s Amended Bylaws.

99.1	News release dated May 23, 2006.

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